SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2017 (February 20, 2017)

MIX 1 LIFE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55422	68-0678499
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16000 N. 80th Street, Suite E

Scottsdale, AZ 85260

Tel. (480) 371-1100

(Address and Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MIX 1 LIFE, INC.

Form 8-K

Current Report

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS.

On February 20, 2017, James S Tonkin (“Mr. Tonkin”) resigned from his position as a member of the Board of Directors of the Company. Mr. Tonkin’s resignation did not involve any disagreement with the Company on any matter relating to the Company's operations, policies, practices, or otherwise.

On February 21, 2017, Lee Coleman (“Mr. Coleman”) resigned from his position as a member of the Board of Directors of the Company. Mr. Coleman’s resignation did not involve any disagreement with the Company on any matter relating to the Company's operations, policies, practices, or otherwise.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX 1 LIFE, INC.

Date: February 27, 2017	By:	/s/ Steven Staehr
Steven Staehr
Chief Financial Officer

3